FUNDX FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2020 (UNAUDITED)

Shares			Value
		Investment Companies: 99.7%
		High Yield Bond Funds:
832,984		Fidelity Capital & Income Fund	$8,929,583
752,612		Metropolitan West High Yield Bond Fund - Class I	8,022,845
64,500		SPDR Bloomberg Barclays High Yield Bond ETF	7,026,630
		Total High Yield Bond Funds 30.0%	23,979,058
		Intermediate Term Bond Funds:
46,100		iShares Broad USD Investment Grade Corporate Bond ETF	2,856,817
20,500		iShares iBoxx $ Investment Grade Corporate Bond Fund	2,831,665
30,700		Vanguard Intermediate-Term Bond ETF	2,850,495
		Total Intermediate Term Bond Funds 10.7%	8,538,977
		Short Term Bond Funds:
261,639		Calvert Short-Duration Income Fund - Class I	4,327,507
		Total Short Term Bond Funds 5.4%
		Strategic Bond Funds:
326,776		Carillon Reams Unconstrained Bond Fund - Class I	4,238,284
286,048		Guggenheim Total Return Bond Fund - Institutional Class	8,498,486
786,257		Osterweis Strategic Income Fund	8,924,012
		Total Strategic Bond Funds 27.1%	21,660,782
		Total Return Funds:
323,450		Fidelity Real Estate Income Fund	3,810,243
190,844		Permanent Portfolio - Class N	8,765,449
124,798		Vanguard Wellesley Income Fund - Admiral Class	8,564,898
		Total Total Return Funds 26.5%	21,140,590
		Total Investment Companies
		(Cost $76,508,511)	79,646,914
		Short-Term Investments: 0.3%
277,210		Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.01% #	277,210
		Total Short-Term Investments
		(Cost $277,210)	277,210
		Total Investments: 100.0%
		(Cost $76,785,721)	79,924,124
		Other Assets in Excess of Liabilities: 0.0%	198
		Net Assets: 100.0%	$79,924,322

	#	Annualized seven-day yield as of December 31, 2020.

Summary of Fair Value Disclosure
December 31, 2020 (Unaudited)

Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2020 the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of their investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds' investments as of December 31, 2020:

FundX Flexible Income Fund	Level 1	Level 2	Level 3	Total
Investment Companies	$79,646,914	$-	$-	$79,646,914
Short-Term Investments	277,210	-	-	277,210
Total Investments in Securities	$79,924,124	$-	$-	$79,924,124